Exhibit 99.4
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Ambac
                                             Ambac Assurance Corporation
                                             One State Street Plaza, 15th Floor
                                             New York, New York 10004
                                             Telephone: (212) 668-0340

Certificate Guaranty Insurance Policy

Insured Obligations:                         Policy Number:  AB0584BE

Household Home EquityLoan Trust 2002-3


                                             Premium:  As specified in the
                                                       Insurance Indemnity
                                                       Agreemtn

Ambac Assurance Corporation (Ambac), a Wisconsin stock insurance corporation, in consideration of the payment of the premium and subject to the terms of this Policy, hereby agrees unconditionally and irrevocably to pay to the Trustee for the benefit of the Holders of the Insured Obligations, that portion of the Insured Amounts which shall become Due for Payment but shall be unpaid by reason of Nonpayment.

Ambac will make such payments to the Trustee from its own funds on the later of (a) one (1) Business Day following notification to Ambac of Nonpayment or
(b) the Business Day on which the Insured Amounts are Due for Payment. Such payments of principal or interest shall be made only upon presentation of an instrument of assignment in form and substance satisfactory to Ambac, transferring to Ambac all rights under such Insured Obligations to receive the principal of and interest on the Insured Obligation. Ambac shall be subrogated to all the Holders' rights to payment on the Insured Obligations to the extent of the insurance disbursements so made. Once payments of the Insured Amounts have been made to the Trustee, Ambac shall have no further obligation hereunder in respect of such Insured Amounts.

In the event the Trustee for the Insured Obligations has notice that any payment of principal or interest on an Insured Obligation which has become Due for Payment and which is made to a Holder by or on behalf of the Trustee has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction, such Holder will be entitled to payment from Ambac to the extent of such recovery if sufficient funds are not otherwise available.

This Policy is noncancelable by Ambac for any reason, including failure to receive payment of any premium due hereunder. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of Ambac, nor against any risk other than Nonpayment, including failure of the Trustee to make any payment due Holders of Insured Amounts.



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To the fullest extent permitted by applicable law, Ambac hereby waives and agrees not to assert any and all rights and defenses, to the extent such rights and defenses may be available to Ambac, to avoid payment of its obligations under this Policy in accordance with the express provisions hereof.

Any capitalized terms not defined herein shall have the meaning given such terms in the endorsement attached hereto or in the Agreement.

In witness whereof, Ambac has caused this Policy to be affixed with its corporate seal and to be signed by its duly authorized officers in facsimile to become effective as their original signatures and binding upon Ambac by virtue of the countersignature of its duly authorized representative.



/s/ Robert J. Genader                              /s/ Anne G. Gill
---------------------                              --------------------
President                                          Secretary



Effective Date: August 29, 2002                    Authorized Representative



Form No.: 2B-0022 (7/97)


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                                                              EXECUTED VERSION



               CERTIFICATE GUARANTY INSURANCE POLICY ENDORSEMENT


Attached to and forming                         Effective Date of Endorsement:
part of Policy No. AB0584BE                                   August 29, 2002
issued to:


Bank One, National Association, as In-
denture Trustee on behalf of Household
Home Equity Loan Trust 2002-3, and
for the benefit of the Holders of the
Closed-End Home Equity Loan Asset
Backed Notes, Series 2002-3

         For all purposes of this Policy, the following terms shall have the following meanings:

         "Agreement" shall mean the Sale and Servicing Agreement, dated as of August 29, 2002, by and among HFC Revolving Corporation, as the Depositor, Household Home Equity Loan Trust 2002-3, as the Trust, Household Finance Corporation, as the Master Servicer, and the Indenture Trustee.

         "Collection Account" shall mean the account created and maintained with the Indenture Trustee for the benefit of the Noteholders and the Insurer pursuant to Section 3.02 of the Agreement.

         "Deficiency Amount" shall mean the sum of (i) with respect to any Payment Date, the amount by which the Current Interest plus the Interest Carry Forward Amount with respect to the Notes exceeds the amount on deposit in the Collection Account available for interest payments to the Noteholders on such Payment Date and (ii)(a) with respect to any Payment Date that is not the Final Scheduled Payment Date, the Overcollateralization Deficit Amount or (b) with respect to the Final Scheduled Payment Date, the Note Principal Amount to the extent otherwise not paid on such date.

         "Due for Payment" shall mean, with respect to any Insured Amounts, such amount that is due and payable under the Indenture on the related Payment Date.

         "Final Scheduled Payment Date" shall mean the Payment Date in July
2032.

         "First Payment Date" shall mean September 20, 2002.



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         "Holder" shall mean any person who is the registered owner or beneficial owner of any of the Notes.

         "Indenture" shall mean the Indenture, dated as of August 29, 2002, between Household Home Equity Loan Trust 2002-3, as Issuer, and Bank One, National Association, as Indenture Trustee, as such Indenture may be amended, modified or supplemented from time to time as set forth in the Indenture.

         "Indenture Trustee" shall mean Bank One, National Association, or its successor-in-interest, in its capacity as indenture trustee under the Indenture, or if any successor indenture trustee or any co-indenture trustee shall be appointed as provided therein, then "Indenture Trustee" shall also mean such successor indenture trustee or such co-indenture trustee, as the case may be, subject to the provisions thereof.

         "Insurance Agreement" shall mean the Insurance and Indemnity Agreement (as may be amended, modified or supplemented from time to time) dated as of August 29, 2002, by and among the Insurer, Household Finance Corporation, as Master Servicer, the Depositor, the Issuer and Bank One, National Association, as Indenture Trustee.

         "Insurance Policy" or "Policy" shall mean this Certificate Guaranty Insurance Policy together with each and every endorsement hereto.

         "Insured Amounts" shall mean, with respect to any Payment Date, the Deficiency Amount for such Payment Date plus any Preference Amount for such Payment Date.

         "Insured Payments" shall mean, with respect to any Payment Date, the aggregate amount actually paid by the Insurer to the Indenture Trustee in respect of Insured Amounts for such Payment Date.

         "Insurer" shall mean Ambac Assurance Corporation, or any successor thereto, as issuer of the Insurance Policy.

         "Late Payment Rate" shall mean the lesser of (a) the greater of (i) the per annum rate of interest publicly announced from time to time by Citibank, N.A. as its prime or base lending rate (any change in such rate of interest to be effective on the date such change is announced by Citibank, N.A.), and (ii) the then applicable rate of interest on any of the Securities and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days for any Payment Date.

         "Nonpayment" shall mean, with respect to any Payment Date, an Insured Amount which is Due for Payment but has not and will not be paid in respect of such Payment Date pursuant to the Agreement and the Indenture.

         "Notice" shall mean the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A to the Policy, the original of which



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

is subsequently delivered by registered or certified mail, from the Indenture Trustee specifying the Insured Amount which shall be due and owing on the applicable Payment Date.

         "Payment Date" shall mean the 20th day of each month (or if such 20th day is not a Business Day, the first Business Day immediately following) beginning with the First Payment Date.

         "Preference Amount" shall mean any amount previously distributed to a Holder that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction.

         "Premium" shall have the meaning assigned to that term in the Insurance Agreement.

         "Reimbursement Amount" shall mean, as to any Payment Date, the sum of
(x) (i) all Insured Payments paid by the Insurer, but for which the Insurer has not been reimbursed prior to such Payment Date pursuant to Section 5.01 of the Agreement, plus (ii) interest accrued thereon, calculated at the Late Payment Rate from the date the Indenture Trustee received the related Insured Payments, and (y) (i) any other amounts then due and owing to the Insurer under the Insurance Agreement, but for which the Insurer has not been reimbursed prior to such Payment Date pursuant to Section 5.01 of the Agreement plus (ii) interest on such amounts at the Late Payment Rate.

         "Trustee" shall mean the Indenture Trustee.

         Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Agreement or, if not defined therein, in the Indenture.

         The Insurer hereby agrees that if, as of any Payment Date, it has become subrogated to the rights of Holders by virtue of a previous payment under this Policy, no recovery of such payment will occur unless the full amount of the Holders' allocable distributions for such Payment Date can be made. In so doing, the Insurer does not waive its rights to seek full payment of all Reimbursement Amounts owed to it under the Agreement, Indenture and the Insurance Agreement.

         As provided by the Policy, the Insurer will pay any amount payable hereunder, other than Preference Amounts, no later than 12:00 noon, New York City time, on the later of the Payment Date on which the related Insured Amount is due or the Business Day following actual receipt in New York, New York on a Business Day by the Insurer of a Notice; provided that, if such Notice is received after 12:00 noon, New York City time, on such Business Day, it shall be deemed to be received on the following Business Day. If any such Notice is not in proper form or is otherwise insufficient for the purpose of making a claim under the Policy, it shall be deemed not to have been received for purposes of this paragraph, and the Insurer shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended or corrected Notice.

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


         The Insurer shall pay any Preference Amount when due to be paid pursuant to the Order referred to below, but in any event on the Payment Date next following receipt on a Business Day by the Insurer of (i) a certified copy of a final, non-appealable order of a court or other body exercising jurisdiction in such insolvency proceeding to the effect that the Trustee or the Holder, as applicable, is required to return such Preference Amount paid during the term of this Policy because such payments were avoided as a preferential transfer or otherwise rescinded or required to be restored by the Trustee or the Holder (the "Order"), (ii) a certificate by or on behalf of the Trustee that the Order has been entered and is not subject to any stay, (iii) an assignment, in form and substance satisfactory to the Insurer, duly executed and delivered by the Trustee or the Holder, as applicable, irrevocably assigning to the Insurer all rights and claims of the Trustee or the Holder, as applicable, relating to or arising under the Indenture and the Agreement against the estate of the Trustee or otherwise with respect to such Preference Amount and (iv) a Notice of Nonpayment (attached hereto as Exhibit
A) appropriately completed and executed by the Trustee. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Trustee or the Holder, as applicable, directly, unless the Trustee or the Holder, as applicable, has made a payment of the Preference Amount to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case the Insurer will pay the Trustee on behalf of the Holder, subject to the delivery of (a) the items referred to in clauses (i), (ii),
(iii) and (iv) above to the Insurer and (b) evidence satisfactory to the Insurer that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order. Notwithstanding the foregoing two sentences, the Insurer shall not be obligated to pay any Preference Amount in respect of principal (other than principal paid in connection with Overcollateralization Deficit Amounts) except on the Final Scheduled Payment Date or earlier termination of the Trust Estate pursuant to the terms of the Indenture or the Agreement.

         The terms and provisions of the Indenture constitute the instrument of assignment referred to in the second paragraph of the face of this Policy.

         A Premium will be payable on this Policy on the Closing Date and each Payment Date, beginning with the First Payment Date, as provided in Section
5.01 of the Agreement, in the amount specified in Section 3.02(c) of the Insurance Agreement.

         To the fullest extent permitted by applicable law, the Insurer hereby waives and agrees not to assert any and all rights and defenses (including set-offs, counterclaims, fraud in the inducement or fact or any other circumstances that would have the effect of discharging a surety at law or in equity), to the extent such rights and defenses may be available to the Insurer, so as to avoid payment of any amount due in respect of this Policy in accordance with the express provisions hereof, including, without limitation, any such rights acquired by subrogation, assignment or otherwise. For the avoidance of doubt, the Insurer undertakes not to impose any defense to payment, but reserves all rights to assert any claim it may have against the Trustee or any Holder (provided that such Holder has engaged in wrongful conduct with respect to the transaction) or any other person and none of the foregoing waivers shall prejudice any claim the Insurer may have, whether directly or as subrogee or otherwise, subsequent to making such payment to the Trustee or any Holder.


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

         The Policy to which this Endorsement is attached and of which it forms a part is hereby amended to provide that there shall be no acceleration payment due under the Policy unless such acceleration is at the sole option of the Insurer. The Policy is further hereby amended, to the extent necessary, to clarify that the reference to "loss of any prepayment or any other acceleration payment" in the fourth paragraph of the face of the Policy does not refer to that portion of any shortfall, if any, in interest on any Home Equity Loan in any month in which such Home Equity Loan is paid prior to its stated maturity.

         Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated. Notwithstanding the foregoing sentence, if there is any conflict or inconsistency between the Policy and this Endorsement, the terms of this Endorsement shall control.

         No waiver of any rights or powers of the Insurer, the Holders or the Trustee or consent by any of them shall be valid unless signed by an authorized officer or agent thereof.

         This Policy is issued under and pursuant to, and shall be construed under, the laws of the State of New York (without giving effect to the conflict of laws provisions thereof).

         IN WITNESS WHEREOF, the Insurer has caused this Endorsement to the Policy to be signed by its duly authorized officers.

Managing Director                                   Assistant Secretary


___________________________                         _________________________



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


                                   EXHIBIT A
                 TO THE CERTIFICATE GUARANTY INSURANCE POLICY
                 --------------------------------------------
                              Policy No. AB0584BE


                        NOTICE OF NONPAYMENT AND DEMAND
                        FOR PAYMENT OF INSURED AMOUNTS

                                                 Date:  [          ]

AMBAC ASSURANCE CORPORATION
One State Street Plaza
New York, New York  10004
Attention:  General Counsel

         Reference is made to Certificate Guaranty Insurance Policy No. AB0584BE (the "Policy") issued by Ambac Assurance Corporation ("Ambac"). Terms capitalized herein and not otherwise defined shall have the meanings specified in the Policy and the Indenture (including all defined terms incorporated by reference to the Sale and Servicing Agreement), dated as of August 29, 2002, between Household Home Equity Loan Trust 2002-3, as Issuer, and Bank One, National Association, as Indenture Trustee (as such Indenture may be amended, modified or supplemented from time to time as set forth in the Indenture) (the "Indenture"), as the case may be, unless the context otherwise requires.

         The Indenture Trustee hereby certifies as follows:

         1. The Indenture Trustee is the Indenture Trustee under the Indenture for the Noteholders.

         2.  The relevant Payment Date or Final Scheduled Payment Date is
             [date].

         3. Payment on the Notes in respect of the Payment Date is due to be received on ____________________________ under the Sale and
             Servicing Agreement, in an amount equal to $_____________________.

        [3. The amount to be paid to the Holders of the Notes on the Final Scheduled Payment Date is $__________.]

         4. There is a Deficiency Amount and/or Preference Amount of $________________ in respect of the Notes, which amount is an Insured Amount pursuant to the terms of the Policy.

         5. The sum of $________________ is the Insured Amount that is Due For Payment.

         6. The Indenture Trustee has not heretofore made a demand for the Insured Amount in respect of the Payment Date or Final Insured Payment.


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         7.  The Indenture Trustee hereby requests the payment of the Insured
             Amount that is Due for Payment be made by Ambac under the Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to:

             ____________________________________ Indenture Trustee's account number.

         8. The Indenture Trustee hereby agrees that, following receipt of the Insured Amount from Ambac, it shall (a) hold such amounts in trust and apply the same directly to the distribution of payment on the Notes when due; (b) not apply such funds for any other purpose; (c) deposit such funds to the Collection Account and not commingle such funds with other funds held by the Indenture Trustee and (d) maintain an accurate record of such payments with respect to the Notes and the corresponding claim on the Policy and proceeds thereof.



                                       By:      Indenture Trustee
                                           ----------------------------------

                                       Title:
                                             --------------------------------
                                                      (Officer)



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